UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2015 (January 23, 2015)

IVEDA SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-53285	20-2222203
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 South Alma School Road, Suite 8500 Mesa, Arizona		85210
(Address of Principal Executive Offices)		(Zip Code)

(480) 307-8700

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On January 23, 2015, Iveda Solutions, Inc. (the “Company”) completed the initial closing of a private placement (the “Private Placement”) of $2,650,000 of shares of its Series B Preferred Stock (the “Series B Preferred Shares”) with a number of new and existing institutional and accredited investors (collectively, the “Investors”) at a purchase price of $10,000 per share (the “Original Issue Price”). The Private Placement was made pursuant to a securities purchase agreement dated January 16, 2015 (the “Purchase Agreement”) between the Company and the Investors. The Series B Preferred Shares are convertible into the Company’s common stock (the “Conversion Shares”) at an initial conversion rate equal to the Original Issue Price divided by $0.75 (the “Conversion Price”). The Conversion Price is subject to certain adjustments as set forth in the Certificate of Designation (the “Series B Designation”) filed with the Secretary of State for the State of Nevada for the Series B Preferred Shares on January 15, 2015. In addition, pursuant to the Purchase Agreement, the Company issued tranche A warrants (the “Tranche A Warrants”) to acquire shares of common stock equal to fifty percent (50%) of the number of Conversion Shares at an initial exercise price of $1.00, and issued tranche B warrants (the “Tranche B Warrants” and, together with the Tranche A Warrants, the “Warrants”) to acquire shares of common stock equal to fifty percent (50%) of the number of Conversion Shares at an initial exercise price of $1.10. The Tranche A Warrants have an eighteen (18) month term and the Tranche B Warrants have a five (5) year term. Wolverine Flagship Fund Trading Limited (“Wolverine”) served as lead investor in the Private Placement.

In connection with the closing of the Private Placement, the Company will pay to Northland Securities, Inc. (“Northland”) a placement agent fee of up to seven percent (7%) of the gross proceeds raised in the Private Placement and will issue warrants to purchase common stock of the Company equal to up to 5.0% of the Conversion Shares sold in the Private Placement (the “Placement Agent Warrants”). Half of the Placement Agent Warrants will be Tranche A Warrants and half of the Placement Agent Warrants will be Tranche B Warrants.

Warrants

Tranche A Warrants

The initial exercise price of the Tranche A Warrants is $1.00. The exercise price of the Tranche A Warrants is subject to customary adjustments for issuances of shares of common stock as a dividend or distribution on shares of the common stock, or mergers or reorganizations. The Tranche A Warrants may be exercised on a cashless basis at any time and from time to time on or after the original issue date if there is not an effective registration statement under the Securities Act providing for the resale of the shares of common stock underlying the Tranche A Warrants. The Tranche A Warrants expire on July 23, 2016.

Tranche B Warrants

The initial exercise price of the Tranche B Warrants is $1.10. The exercise price of the Tranche B Warrants is subject to customary adjustments for issuances of shares of common stock as a dividend or distribution on shares of the common stock, or mergers or reorganizations, as well as “full-ratchet” anti-dilution adjustments for future issuances of other Company securities (subject to certain standard carve-outs). The Tranche B Warrants may be exercised on a cashless basis and expire on January 23, 2020.

Placement Agent Warrants

Half of the Placement Agent Warrants will be Tranche A Warrants and the remaining half will be Tranche B Warrants.

Registration Rights

In connection with the Purchase Agreement, the Company entered into a registration rights agreement dated January 16, 2015 (the “Registration Rights Agreement”) with the Investors, in which the Company agreed to file a registration statement (the “Registration Statement”) with the SEC to register for resale the Conversion Shares and the shares of common stock underlying the Warrants within twenty (20) calendar days of the closing date of the Private Placement (the “Filing Date”), and to have the Registration Statement declared effective within ninety (90) calendar days after the Filing Date.

If the Registration Statement has not been filed with the SEC on or before the Filing Date, the Company shall, on the business day immediately following the Filing Date, and each monthly anniversary of the Filing Date thereafter until the Registration Statement is filed, make a payment to the Investors as partial liquidated damages for such delay (together, the “Late Registration Payments”) equal to one and one-half percent (1.5%) of the aggregate purchase price paid for the Series B Preferred Shares then owned by the Investors. Late Registration Payments will be prorated on a daily basis during each monthly period and will be paid to the Investors by wire transfer or check.

The foregoing description of the Private Placement and related transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the (i) Purchase Agreement filed as Exhibit 10.1 hereto; (ii) Certificate of Designation (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed by Iveda Solutions, Inc. on January 23, 2015); (iii) form of Tranche A Warrant filed as Exhibit 4.2 hereto, (iv) form of Tranche B Warrant filed as Exhibit 4.3 hereto, and (v) Registration Rights Agreement filed as Exhibit 10.2 hereto.

Item 3.02. Unregistered Sales of Equity Securities.

As described more fully in Item 1.01 above, on January 23, 2015, the Company consummated the initial closing of the Private Placement. The issuance of securities in the Private Placement was exempt from registration pursuant to Section 4(2) of, and Rule 506 under Regulation D promulgated under, the Securities Act.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Articles of Incorporation filed with the Secretary of State of Nevada on January 15, 2015, containing the Designation of the Preferences, Rights and Limitations of the Series B Preferred Stock (Incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed on January 23, 2015).

4.1	Form of Tranche A Warrant.

4.2	Form of Tranche B Warrant.

4.3	Registration Rights Agreement dated January 16, 2015.

10.1	Securities Purchase Agreement dated January 16, 2015.

99.1	Press Release dated January 26, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Iveda Solutions, Inc.
(Registrant)

Date: January 28, 2015	By:	/s/ Robert J. Brilon

Robert J. Brilon
President and Chief Financial Officer